Exhibit (p)

Organizational Chart – December 31, 2021
I.              OWNERSHIP OF POWER CORPORATION OF CANADA

The following sets out the ownership, based on votes attached to the outstanding voting shares, of Power Corporation of Canada:

The Desmarais Family Residuary Trust
        99.999% - Pansolo Holding Inc.

                                             50.88% - Power Corporation of Canada

The total voting rights of Power Corporation of Canada (PCC) controlled directly and indirectly by the Desmarais Family Residuary Trust are as follows.  There are issued and outstanding as of December 31, 2021 621,756,088 Subordinate Voting Shares (SVS) of PCC carrying one vote per share and 54,860,866 Participating Preferred Shares (PPS) carrying 10 votes per share; hence the total voting rights are 1,170,364,748.

Pansolo Holding Inc. owns directly and indirectly 48,363,392 SVS and 54,715,456 PPS, entitling Pansolo Holding Inc. to an aggregate percentage of voting rights of 595,517,952 or 50.88% of the total voting rights attached to the shares of PCC.

II.             OWNERSHIP BY POWER CORPORATION OF CANADA

Power Corporation of Canada has a voting interest in the following entities:

A.            Great-West Life & Annuity Insurance Company Group of Companies (U.S. insurance)

Power Corporation of Canada
         100.0% - Power Financial Corporation
           66.649% - Great-West Lifeco Inc.
                 100.0% - Great-West Financial (Nova Scotia) Co.
                   100.0% - Great-West Lifeco U.S. LLC
                                100.0% - Great-West Services Singapore I Private Limited
                                                100.0% - Great-West Services Singapore II Private Limited
                                                                99.0% - Great West Global Business Services India Private Limited (1% owned by Great-West Services Singapore I Private Limited)
                                                 1.0% - Great West Global Business Services India Private Limited (99% owned by Great-West Services Singapore II Private Limited)
                                100.0% - GWL&A Financial Inc.
                                               100.0% - Great-West Life & Annuity Insurance Company (Fed ID # 84-0467907 - NAIC # 68322, CO)
100.0% - Great-West Life & Annuity Insurance Company of New York (Fed ID # 13-2690792 - NAIC # 79359, NY)
100.0% - Advised Assets Group, LLC
                                                                100.0% - GWFS Equities, Inc.
100.0% - Great-West Life & Annuity Insurance Company of South Carolina
                                                                100.0% - Empower Retirement, LLC
                                                                                100.0% - Empower Retirement Plan Co., LLC
100.0% - Great-West Capital Management, LLC
                                                                100.0% - Great-West Trust Company, LLC
                                                                100.0% - Lottery Receivable Company One LLC
                                                                100.0% - LR Company II, L.L.C.
                                                                100.0% - Great-West Financial Retirement Plan Services, LLC
                                                                100.0% - Empower Insurance Agency, LLC
100.0% - Empower Holdings, LLC
                                                                                100.0% - Personal Capital Corporation
                                                                                                100.0% - Personal Capital Advisors Corporation
                                                                                                100.0% - Personal Capital Services Corporation
                                                                 99.99% - CL US Property Feeder II LP (0.01% owned by GWLRA GP LLC)
                                                                100.0% - Empower Securities Holdings, LLC

B.            Putnam Investments Group of Companies (Mutual Funds)

Power Corporation of Canada
         100.0% - Power Financial Corporation
           66.649% - Great-West Lifeco Inc.
                 100.0% - Great-West Financial (Nova Scotia) Co.
                 100.0% - Great-West Lifeco U.S. LLC
  99.0% - Great-West Lifeco U.S. Holdings, L.P. (1% owned by Great-West Lifeco U.S. Holdings, LLC)
                                100.0% - Great-West Lifeco U.S. Holdings, LLC
                                                1% - Great-West Lifeco U.S. Holdings, L.P. (99% owned by Great-West Lifeco U.S. LLC)
                                100.0% - Putnam Investments, LLC
                                               100.0% - Putnam Acquisition Financing, Inc.
                                                                 100.0% - Putnam Acquisition Financing LLC
100.0% - Putnam U.S. Holdings I, LLC
                                                                                                   20.0% - PanAgora Asset Management, Inc. (80% owned by PanAgora Holdings, Inc.)
                                                                                                100.0% - Putnam Investment Management, LLC
                                                                                                100.0% - Putnam Fiduciary Trust Company, LLC
                                                                                                100.0% - Putnam Investor Services, Inc.
                                                                                                100.0% - Putnam Retail Management GP, Inc.
                                                                                                                1.0% - Putnam Retail Management Limited Partnership (99% owned by Putnam U.S. Holdings I, LLC)
                                                                                                  99.0% - Putnam Retail Management Limited Partnership (1% owned by Putnam Retail Management GP, Inc.)
                                                                                                100.0% - PanAgora Holdings, Inc.
                                                                                                               80.00% - PanAgora Asset Management, Inc. (20.0% owned by Putnam U.S. Holdings I, LLC)                                                                                                                                                                                                                               100.0% - Putnam Investment Holdings, LLC
                                                                                                                100.0% - 37 Capital Structured Credit General Partner, LLC
                                                                                                                100.0% - Savings Investments, LLC
                                                                                                                100.0% - Putnam Capital, L.L.C.
                                                                                                                100.0% - 37 Capital General Partner, LLC
                                                                                                                100.0% - 37 Capital Bluescale General Partner, LLC
                                                                                                 100.0% - Putnam Advisory Holdings II, LLC
                                                                                                                100.0% - Putnam Investments (Ireland) Limited
                                                                                                                100.0% - Putnam Investments Australia Pty Limited
                                                                                                                100.0% - Putnam Investments Japan Co., Ltd.
                                                                                                                100.0% - Putnam International Distributors, Ltd.
                                                                                                                                100.0% - Putnam Investments Argentina S.A.
                                                                                                                100.0% - Putnam Investments Limited
                                                                                                                100.0% - The Putnam Advisory Company, LLC
                                                                                                100.0% - Putnam Advisory Holdings, LLC
                                                                                                                100.0% - Putnam Investments Canada ULC

C.            The Canada Life Assurance Company Group of Companies (Canadian insurance)

Power Corporation of Canada
         100.0% - Power Financial Corporation
           66.649% - Great-West Lifeco Inc.
                100.0% - Great-West Lifeco LRCN Trust
                100.0% - Great-West Lifeco U.S. LLC
                                100.0% - Great-West Lifeco US Finance 2019 I, LLC
                                100.0% - Great-West Lifeco US Finance 2019 II, LLC
                                100.0% - Great-West Lifeco Finance 2019, LLC
                                100.0% - Great-West Lifeco Finance 2019 II, LLC
                                100.0% - GW Lifeco U.S. Finance 2020, LLC
                                100.0% - Empower Finance 2020, LLC
                                    1.0% - Great-West Lifeco U.S. Finance 2020 LP (99.0% owned by Great-West Lifeco, Inc.)
                                    1.0% - Great-West Lifeco Finance 2018, LP (99.0% owned by Great-West Lifeco, Inc.)
                                    1.0% - Empower Finance 2020, LP (99.0% owned by Great-West Lifeco, Inc.)
                  99.0% - Great-West Lifeco U.S. Finance 2020, LP (1.0% owned by Great-West Lifeco U.S. LLC)
100.0% - GW Lifeco US Finance 2020 5 Year, LLC
  99.0% - Great-West Lifeco Finance 2018, LP (1.0% owned by Great-West Lifeco U.S. LLC)
                                100.0% - Great-West Lifeco Finance 2018, LLC
                                100.0% - Great-West Lifeco Finance 2018 II, LLC
                  99.0% - Empower Finance 2020, LP (1.0% owned by Great-West Lifeco U.S. LLC)
                                100.0% - Empower Finance 2020 A, LLC
                                100.0% - Empower Finance 2020 B, LLC
                                100.0% - Empower Finance 2020 C, LLC
                  99.0% - Great-West Lifeco US Finance 2019, LP (1.0% owned by 2142540 Ontario Inc.)
                                100.0% - Great-West Lifeco US Finance 2019, LLC
                100.0% - Empower Finance UK 2021 Limited
                                100.0% - Empower Finance Swiss 2021 GmbH
                18.5% - Portag3 Ventures LP
                29.3% - Springboard II LP
                33.3% - Portag3 Ventures II Affiliates LP
                                33.3% - Portag3 Ventures II LP
                                33.3% - Portag3 Ventures II International Investments Inc.
                100.0% - 2142540 Ontario Inc.
                100.0% - 2023308 Ontario Inc.
                 40.0% - Great-West Life & Annuity Insurance Capital (Nova Scotia) Co.
                  99.0% - Great-West Lifeco Finance (Delaware) LP (1.0% owned by 2142540 Ontario Inc.)
                40.0% - Great-West Lifeco Finance (Delaware) LLC (60.0% owned by The Canada Life Assurance Company)
                100.0% Great-West Lifeco Finance 2017, LLC
100.0% - 2171866 Ontario Inc
100.0% - 2619747 Ontario Inc.
100.0% - 2142540 Ontario Inc.
                1.0% - Great-West Lifeco Finance (Delaware) LP (99% owned by Great-West Lifeco Inc.)
                1.0% - Great-West Life US Finance 2019 LP (99% owned by Great-West Lifeco Inc.)
100.0% - 6109756 Canada Inc.
                100.0% - 6922023 Canada Inc.
                100.0% - 8563993 Canada Inc.
                20.0% - 11249185 Canada Inc.
                20.0% -   Armstrong LP (1.0% owned by 11249185 Canada Inc.)
                                100% - Northleaf Capital Group Ltd.
                                                100% - Northleaf Capital Partners Ltd.
                                                                100% - Northleaf PPP GP Ltd.
                                                                100% - Northleaf Secondary Partners III GP Ltd.
                                                                100% - Northleaf Mid-Market Infrastructure Partners GP Ltd.
                                                                                100% - Northleaf SH288 GP Ltd.
                                                                100% - Northleaf Geothermal Holdings (Canada) GP Ltd.
                                                                100% - NSPC-L Holdings II GP Ltd.
                                                                  49% - Northleaf Private Equity VIII GP Ltd.
                                                                100% - Northleaf Small Cell GP Ltd.
                                                                100% - NCP Terminals GP Ltd.
                                                                100% - Northleaf NICP III GP LLC
                                                                100% - Northleaf Music Copyright Ventures GP Ltd.
                                                                100% - NCP NWP US GP Ltd.
                                                                  40% - Northleaf NICP III GP Ltd.
                                                                100% - NCP US Terminals GP LLC
                                                                100% - NCP Canadian Breaks GP LLC
                                                                100% - Northleaf Vault Holdings GP Ltd.
                                                                100% - NSPC-L GPC Ltd.
                                                                100% - NCP CSV Holdings GP Ltd.
                                                                100% - Northleaf Capital Advisors Ltd.
                                                                100% - Northleaf/PRD Holdco GP Ltd.
                                                                                100% - Northleaf/PRD GP Ltd.
                                                                100% - Northleaf Trustees Limited
                                                                100% - Northleaf NVCF Holdings Ltd.
                                                                100% - Northleaf PE GP Ltd.
                                                                100% - Northleaf 2013-2014 Holdings Ltd.
                                                                100% - Northleaf PE GP Ltd.
                                                                100% - NCP 2015 Canadian Holdings Ltd.
                                                                100% - Northleaf Capital Partners (Canada) Ltd.
                                                                                100% - Northleaf Capital Partners (Australia) Pty Ltd.
                                                                                100% - Northleaf Capital Partners (UK) Limited
                                                                                  49% - Northleaf NICP GP Ltd.
                                                                                  49% - Northleaf NICP II GP Ltd.
                                                                                100% - Northleaf Class C Holdings GP Ltd.
                                                                                100% - Northleaf Capital Partners (USA) Inc.
                                                                100% - Annex Fund GP Ltd.
                                                                100% - Northleaf Capital Partners GP Ltd.
                                                                                  49% - Northleaf NICP Holdings GP Ltd.
                                                                                100% - SW Holdings GP Ltd.
                                                                                100% - Northleaf South Dundas GP Ltd.
                                                                100% - Northleaf NICP III Canadian Class C Holdings Ltd.
                                                                100% - Northleaf Millenium Holdings (US) GP Ltd.
100% - Northleaf Millennium Holdings (Canada) GP Ltd.
100% - Northleaf 1608 II Holdings Ltd.
100% - Northleaf NVCF II Holdings Ltd.
100% - Northleaf 2017-2018 PE Holdings Ltd.
                                                                100% - Northleaf 1855 Holdings Ltd.
                                                                  49% - Northleaf Star Holdings GP Ltd.
                                                                100% - Northleaf Star GPC Ltd.
                                                                  49% - Northleaf Private Credit GP Ltd.
                                                                100% - NPC GPC Ltd.
                                                                100% - Northleaf NPC I Holdings Ltd.
                                                                100% - Northleaf Lal Lal Holdings GP Ltd.
100% - Northleaf Lal Lal Holdings (Australia) Pty Ltd.
                                                                100% - NPC II GPC Ltd.
                                                                100% - NSPC GPC Ltd.
                                                                  49% - NSPC GP Ltd.
                                                                  49% - NSPC-L GP Ltd.
                                                                  49% - NSPC-L Holdings GP Ltd.
                                                                  49% - NPC I Holdings GP Ltd.
                                                                  49% - Northleaf Private Credit II GP Ltd.
                                                                  49% - Northleaf NCO GP Ltd.
                                                                100% - Northleaf NICP III Holdings Ltd.
                                                                100% - Northleaf CFOF Class C 2019 Ltd.
                                                                100% - Northleaf 010 II Holdings Ltd.
                                                                100% - NSPC International GP Ltd.
                                                                                100% - NSPC-L International GP Ltd.
                                                                100% - Northleaf NCO Holdings Ltd.
                                                                100% - Northleaf NPE VIII Holdings Ltd.
                                                                100% - Northleaf NSP III Holdings Ltd.
                                                                63.17% - Northleaf Capital Holdings Ltd.
                                                                100% - Northleaf PE Holdings GP Ltd.
                                                                100% - Northleaf Capital Partners GP II Ltd.
49% - Northleaf NICP II Holdings GP Ltd.
                100.0% - The Canada Life Assurance Company (NAIC #80659, MI)
                            99.9999% - CLUS CDN-LP (0.0001% owned by 4362014 Nova Scotia Company)
                                                100.0% - Great-West US RE Holdings, Inc.
                                                                100.0% - CL Burlingame, LLC
                                                                                10.0% - PGEW Burlingame, LLC
                                                                                                100.0% - EW PG – Airport Owner, LLC
                                                                100.0% - CL 25 North LLC
                                                                                10.0% - 25 North Investors, LLC
                                                                                                100.0% - 25 North Investors SPE1, LLC
100.0% - 25 North Investors SPE3, LLC
100.0% - 25 North Investors SPE4-9, LLC
                                                                100.0% - Great-West US RE Acquisition, LLC
                                                                100.0% - EW GP Fund I LLC
                                                                                100.0% - CL EVOX LLC
                                                                                                10.0% - EVOX Holdings LLC
                                                                                                                100.0% - EVOX Holdings II LLC
                                                                                                                                100.0% - EVOX NJ Edison 65 LLC
                                                                                                                100.0% - EVOX TRS LLC
                                                                                                                100.0% - EVOX TN Smyrna 2699 LLC
                                                                                                                100.0% - EVOX TX Sugar Land 12510 LLC
                                                                                                                100.0% - EVOX OR Hillsboro 3550 LLC
                                                                                                                100.0% - EVOX CA Oceanside 4665 LLC
                                                                                                                100.0% - EVOX CA Fremont 43990 LLC
                                                                                                                100.0% - EVOX AZ Chandler 800 LLC
                                                                                                                100.0% - EVOX AZ Chandler Airpark LLC
                                                                                                                100.0% - EVOX CO Centennial LLC
                            99.99% - CL US Property Feeder I LP (0.01% owned by GWLRA GP LLC)
                              41.2% - GWL THL Private Equity I Inc. (58.8% owned by The Canada Life Insurance Company of Canada)
                                              100.0% - GWL THL Private Equity II Inc.
                                                                23.0% - Great-West Investors Holdco Inc. (77% owned by The Canada Life Assurance Company)
                                              100.0% - Great-West Investors LLC
                                                              100.0% - Great-West Investors LP Inc.
                                                                                99.0% - Great-West Investors LP (1.0% owned by Great-West Investors GP Inc.)
                                                                                                                100.0% - T.H. Lee Interests
                                                                                              100.0% - Great-West Investors GP Inc.
                                                                                                          1.0% - Great-West Investors LP (99.0% owned by Great-West Investors LP Inc.)
                                                                                                                                100.0% - T.H. Lee Interests
                              77.0% - CDN US Direct RE Holdings Ltd. (23% owned by The Canada Life Insurance Company of Canada)
                                                100.0% - Great-West US Direct Residential Holdings Inc.
                                                                100.0% - GWL Direct 425 Trade LLC
                                                100.0% - Great-West US Direct RE Holdings Inc.
                                                                100.0% - GWL Direct 650 Almanor LLC
                                                                100.0% - GWL Direct 345 Cessna LLC
                                                                100.0% - CL GFP LLC
                                                                                10.0% - GFP CL Holdings LLC
                                                                                                100.0% - GFP CL Maspeth 55-30, LLC
                                                                100.0% - GWL Direct 1 Bulfinch Place LLC
                                                                100.0% - Great-West US Direct RE Acquisition LLC
                                                                100.0% - GWL Direct 851 SW 34th LLC
                                                                100.0% - GWL Direct 12100 Rivera LLC
                                                                100.0% - GWL Direct 3209 Lionshead LLC
                                                                100.0% - GWL Direct 18701-18901 38th LLC
                                                                100.0% - GWL Direct 12900 Airport LLC
                                                                100.0% - GWL Direct 25200 Commercentre LLC
                                                                100.0% - GWL Direct 351-353 Maple LLC
                                                                100.0% - GWL Direct 260 Ace-5725 Amelia LLC
                                                                  96.0% - CL ACP Nassau, LLC
                                                                                100.0% - EW Direct 1Nassau LLC
                            100.0% - GWL Realty Advisors Inc.
                                                              100.0% - RAUS GP Holdings Inc.
                                                              100.0% - GWL U.S. Property Fund LP LLC
                                                              100.0% - GWLRA GP LLC
                                                                                100.0% - GWL Plus GP LLC
                                                                                100.0% - GWL Plus II GP LLC
                                                                                100.0% - GWL GP LLC
                                                                                100.0% - GWL RES GP LLC
                                                                                  0.01% - CL US Property Feeder I LP (99.99% owned by The Canada Life Assurance Company)
                                                                                  0.01% - CL US Property Feeder II LP (99.99% owned by Great-West Life & Annuity Insurance Company)
                                              100.0% - RA Real Estate Inc.
                                                              0.1% - RMA Real Estate LP (99.9% owned by The Canada Life Assurance Company)
                                                                                  100% - RMA Properties Ltd.
                                                                                  100% - RMA Properties (Riverside) Ltd.
                                              100.0% - GWL Realty Advisors Residential Inc.
                                              100.0% - 2278372 Ontario Inc.
                              87.5% - 555 Robson Holding Ltd. (12.5% owned by The Canada Life Insurance Company of Canada)
                            100.0% - 200 Graham Ltd.
                            100.0% - 801611 Ontario Limited
                            100.0% - 1213763 Ontario Inc.
                                                99.99% - Riverside II Limited Partnership (0.01% owned by 2024071 Ontario Limited)
                            100.0% - Kings Cross Shopping Centre Ltd.
                            100.0% - 681348 Alberta Ltd.
                              50.0% - 3352200 Canada Inc.
                            100.0% - 1420731 Ontario Limited
                              60.0% - Great-West Lifeco Finance (Delaware) LLC (40.0% owned by Great-West Lifeco Finance (Delaware) LP)
                            100.0% - 1455250 Ontario Limited
                            100.0% - CGWLL Inc.
                            100.0% - Canada Life Securities Ltd.
                            100.0% - ClaimSecure Inc.
                            100.0% - 2020917 Alberta Ltd.
                             77.0% - Great-West Investor Holdco Inc. (23% owned by GWL THL Private Equity I Inc.)
                             84.0% - 2148902 Alberta Ltd. (16% owned by The Canada Life Insurance Company of Canada)
                             70.0% - 2157113 Alberta Ltd. (30% owned by The Canada Life Insurance Company of Canada)
                            100.0% - The Walmer Road Limited Partnership
                            100.0% - Laurier House Apartments Limited
                            100.0% - Marine Promenade Properties Inc.
                            100.0% - 2024071 Ontario Limited
                                            100.0% - 431687 Ontario Limited
                                                 0.01% - Riverside II Limited Partnership (99.99% owned by 1213763 Ontario Inc.)
                            100.0% - High Park Bayview Inc.
                                            0.001% - High Park Bayview Limited Partnership
                            100.0% - High Park Bayview Limited Partnership
                                5.6% - MAM Holdings Inc. (94.4% owned by The Canada Life Insurance Company of Canada)
                                            100% - Mountain Asset Management LLC
                            100.0% - TGS North American Real Estate Investment Trust
                                            100.0% - TGS Trust
                            100.0% - 4362014 Nova Scotia Company
                                            0.0001% - CLUS CDN-LP (99.9999% owned by The Canada Life Assurance Company)
                            100.0% - CLUS CDN Mgmt Holdings Ltd.
                                            100.0% - CLUS Mgmt Holdings Inc.
                                                            100.0% - GW Property Services, LLC
                            100.0% - RMA Realty Holdings Corporation Ltd.
                                            100.0%    1995709 Alberta Ltd.
                                            100.0% - RMA (U.S.) Realty LLC (Delaware)
                                                            100.0% - RMA American Realty Corp.
                                                                                        1% - RMA American Realty Limited Partnership (99% owned by RMA (U.S.) Realty LLC (Delaware))
                                                            99.0% - RMA American Realty Limited Partnership (1% owned by RMA American Realty Corp.)
                                            97.44% - RMA Real Estate LP (2.56% owned by RA Real Estate Inc.)
                                                            100.0% - RMA Properties Ltd.
                                                            100.0% - S-8025 Holdings Ltd.
                                                            100.0% - RMA Properties (Riverside) Ltd.
                            100.0% - KS Village (Millstream) Inc.
                            100.0% - Trop Beau Developments Limited
                            100.0% - RA SPE 599 Holdings Inc.
                                                100.0% - RA SPE 599 Inc.
                            100.0% - Kelowna Central Park Properties Ltd.
                            100.0% - Kelowna Central Park Phase II Properties Ltd.
                              87.5% - Vaudreuil Shopping Centres Limited (12.5% owned by The Canada Life Insurance Company of Canada)
                              62.0% - 1296 Station Street Properties Ltd. (380% owned by The Canada Life Insurance Company of Canada)
                              100.0% - Saskatoon West Shopping Centres Limited
                              87.5% - 2331777 Ontario Ltd. (12.5% owned by The Canada Life Insurance Company of Canada)
                              87.5% - 2344701 Ontario Ltd. (12.5% owned by The Canada Life Insurance Company of Canada)
                              87.5% - 2356720 Ontario Ltd. (12.5% owned by The Canada Life Insurance Company of Canada)
                              87.5% - 0977221 B.C. Ltd. (12.5% owned by The Canada Life Insurance Company of Canada)
                            100.0% - 7419521 Manitoba Ltd.
0.09% - 7420928 Manitoba Limited Partnership (88.57% owned by The Canada Life Assurance Company and 11.30% owned by The Canada Life Insurance Company of Canada)
                100.0% - 7419539 Manitoba Ltd.
                                                100.0% - 1338988 B.C. Ltd.
                                                100.0% - 1542775 Alberta Ltd.
    100.0% - 0813212 B.C. Ltd.
                                                100.0% - 1319399 Ontario Inc.
                                                100.0% - 13369901 Canada Inc.
100.0% - 4298098 Canada Inc.
                100.0% - 389288 B.C. Ltd.
                                                100.0% - Quadrus Investment Services Ltd.
                                               100.0% - Excel Private Wealth Inc
                                                 88.0% - Neighborhood Dental Services Ltd.
                                               100.0% - Quadrus Distribution Services Ltd.
                                                100.0% - Toronto College Park Ltd.
                                                100.0% - 185 Enfield GP Inc.
                                                                0.01% - 185 Enfield LP (99.99% owned by The Canada Life Assurance Company)
                                                99.99% - 185 Enfield LP (0.001% owned by 185 Enfield GP Inc.)
                                                100.0% - 320 McRae GP Inc.
0.001% - 320 McRae LP (99.99% owned by The Canada Life Assurance Company)
                                                                99.99% - 320 McRae LP (0.001% owned by 320 McRae GP Inc.)
                                                                100.0% - 11658735 Canada Inc.
100.0% - Financial Horizons Group Inc.
                                                                100.0% - Financial Horizons Incorporated
                                                                                100.0% - Continuum Financial Centres Inc.
                                                                                100.0% - Odyssey Financial Group Inc./Groupe Odyssee Inc.
                                                                                100.0% - TORCE Investment Management Inc..
100.0% - Henderson GP ULC
                                                                                                0.01% - Henderson Structured Settlements LP (99.9% held by Financial Horizons Incorporated)
                                                                                 99.9% - Henderson Structures Settlements LP (0.01% held by Henderson GP ULC)
                                                100.0% - Canada Life Capital Corporation, Inc.
                                                                100% - GLC Reinsurance Corporation
                                                                100.0% - Canada Life International Holdings Limited
                                                                                100.0% - Canada Life Annuity Reinsurance (Barbados) Corporation
                                                                                                100.0% - Canada Life International Services Limited
100.0% - Canada Life International Limited
100.0% - CLI Institutional Limited
                                                                                                100.0% - Canada Life Reinsurance International Ltd.
                                                                                                100.0% - The Canada Life Group (U.K.) Limited
                                                                                                                80.0% - Canada Life International Assurance (Ireland) Designated Activity Company (20.0% owned by CL Abbey Limited)
                                                                                                                100.0% - Canada Life Irish Holding Company Limited
                                                                                                                                26.9% - JDC Group AG
                                                                                                                                                  75.1% - BB-Wertpapier-Verwaltungsgesellschaft mbH
                                                                                                                                                100.0% - Jung, DMS & Cie.AG
                                                                                                                                                                100.0% - Jung, DMS & Cie.Pro GmbH
                                                                                                                                                                100.0% - Morgen & Morgen GmbH
                                                                                                                                                                100.0% - Jung, DMS & Cie.Pool GmbH
                                                                                                                                                                                100.0% - JDC Geld,de GmbH
                                                                                                                                                                                100.0% - JDC plus GmbH
                                                                                                                                                100.0% - JDC B-LAB GmbH
                                                                                                                                                100.0% - FINUM.PRIVATE Finance Holding GmbH (Germany)
                                                                                                                                                                100.0% - FINUM.Finanzhause AG
                                                                                                                                                                100.0% - FINUM.Pension Consulting GmbH
                                                                                                                                                                100.0% - FINUM.Private Finance AG
                                                                                                                                                                                100.0% - FVV – GmbH
                                                                                                                                                100.0% - FINUM.PRIVATE Finance Holding GmbH (Austria)
                                                                                                                                                                100.0% - FINUM.Private Finance AG
                                                                                                                                                                                100.0% - Jung, DMS & Cie. GmbH
                                                                                                                                                                                  51.0% - Jupoo finance GmbH
                                                                                                                100.0% - CL Abbey Limited
                                                                                                                                20.0% - Canada Life International Assurance (Ireland) Designated Activity Company (80.0% owned by The Canada Life Group (U.K.) Limited)
                                                                                                                100.0% - Canada Life Re Ireland dac
                                                                                                                                100.0% - Canada Life Dublin dac
                                                                                                                 50.0% - AIBJV Holdings Limited
                                                                                                                                100.0% - AIBJV dac
                                                                                                                100.0% - Canada Life Group Services Limited
                                                                                                                                100.0% - Canada Life Europe Investment Limited
                                                                                                                                                100.0% - Canada Life Europe Management Services Limited
                                                                                                                                                                21.33% - Canada Life Assurance Europe Limited                (78.67% owned by Canada Life Europe Investment Limited)
                                                                                                                                                78.67% - Canada Life Assurance Europe Limited (21.33% owned by Canada Life Europe Management Services Limited)
100.0% - Irish Life Investment Managers Limited
                100.0% - Summit Asset Managers Limited
                100.0% - ILIM European Real Estate Fund General Partner SARL
100.0% - Setanta Asset Management Limited
100.0% - Canada Life Pension Managers & Trustees Limited
                                                                                                                100.0% - Canada Life Asset Management Limited
100.0% - Canada Life European Real Estate Limited
                100.0% - Hotel Operations (Walsall) Limited
                100.0% - Hotel Operations (Cardiff) Limited
                                                                                                                100.0% - Canada Life Trustee Services (U.K.) Limited
                                                                                                                100.0% - CLFIS (U.K.) Limited
                                                                                                                                100.0% - Albany Life Assurance Company Limited
                                                                                                                                100.0% - Canada Life UK Staff Pension Trustee Limited
                                                                                                                100.0% - MGM Advantage Holdings Limited
                                                                                                                                100.0% - Stonehaven UK Limited
                                                                                                                                100.0% - MGM Advantage Services Limited
                                                                                                                100.0% - Canada Life Platform Limited
                                                                                                                                100.0% - Canada Life SIPP Trustee Limited
                                                                                                                                100.0% - Canada Life Platform Nominee Limited
                                                                                                                100.0% - Canada Life Limited
                                                                                                                                14.0% - Harbourside Leisure Management Company Limited
                                                                                                                                28.0% - Springvale Management Company Limited
                                                                                                                                11.0% - St. Paul’s Place Management Company Limited
                                                                                                                                26.0% - ETC Hobley Drive Management Company Limited
                                                                                                                                100.0% - Synergy Sunrise (Wellington Row) Limited
                                                                                                                                  76.0% - Radial Park Management Limited
                                                                                                                                100.0% - Canada Life (U.K.) Limited
                                                                                                                                                100.0% - Canada Life Management (U.K.) Limited
                                                                                                                                                100.0% - Canada Life Services (U.K.) Limited
                                                                                                                                                100.0% - Canada Life Fund Managers (U.K.) Limited
                                                                                                                                                100.0% - Canada Life Group Services (U.K.) Limited
                                                                                                                                                100.0% - Canada Life Holdings (U.K.) Limited
                                                                                                                                                100.0% - Canada Life Home Finance Trustee Limited
                                                                                                                                100.0% - Canada Life Irish Operations Limited
                                                                                                                                                100.0% - Canada Life Ireland Holdings Limited.
                                                                                                                                100.0% - Irish Life Group Limited
                                                                                                                                                100.0% - ILHAWK Limited
                                                                                                                                                                100.0% - Ark Life Assurance Company dac
                                                                                                                                                  50.0% - Vigo Health Limited
                                                                                                                                                100.0% - ILGAPT Limited
                                                                                                                                                                100.0% APT Workplace Pension Ltd.
                                                                                                                                                                100.0% APT Wealth Management Ltd.
                                                                                                                                                                                100.0% APTFS Nominees Ltd.
                                                                                                                                                100.0% - ILGWM Limited
                                                                                                                                                                100.0% - Clearview Investments & Pensions Limited
                                                                                                                                                                90.0% - Harvest Trustee Limited
                                                                                                                                                                90.0% - Harvest Financial Services Limited
100.0% - Irish Life Health dac
100.0% - Irish Life Wellbeing Limited
                                                                                                                                                100.0% - Irish Life Group Services Limited
                                                                                                                                                100.0% - Irish Life Financial Services Ltd.
                                                                                                                                                  49.0% - Affinity First Limited (51.0% interest unknown)
                                                                                                                                                100.0% - Vestone Ltd.
                                                                                                                                                                100.0% - Cornmarket Group Financial Services Limited                                                                                                                                                                                                                                                                                                     100.0% - Cornmarket Insurance Services Limited
                                                                                                                                                                100.0% EIS Financial Services Limited
                                                                                                                                                100.0% - Irish Life Associate Holdings Unlimited Company
                                                                                                                                                                100.0% - Irish Life Irish Holdings Unlimited Company                                                                                                                                                                                                                                                                                                75.0% - 1939 ILIV Consulting Limited
                                                                                                                                                                100.0% - Invesco Limited
                                                                                                                                                                                100.0% - City Life Limited
                                                                                                                                                                100.0% - ILP Pension Trustees DAC
                                                                                                                                                                                100.0% - Invesco Trustee AC
                                                                                                                                                                                                100.0% - Acumen & Trust Pension Trustees dac
                                                                                                                                                                                100.0% - BCRM Financial Holdings (Ireland) dac
                                                                                                                                                                                                100.0% - Acumen & Trust dac
100.0% - Irish Life Assurance plc.
                                                                                                                                                                100.0% - Ilona Financial Group, Inc.
                                                                                                                                                                100.0% - Irish Life Trustee Services Limited
                                                                                                                                                                100.0% - Stephen Court Limited
                                                                                                                                                100.0% - (2,3&4) Basement Company Limited
                                                                                                                                                 66.66% - City Gate Park Administration Limited
                                                                                                                                                   50.0% - Dakline Company Ltd.
                                                                                                                                52.8% - Platform Capital Holdings Limited
                                                                                                                                                100.0% - Conexim Advisors Limited
                                                                                        100.0% - London Life and Casualty Reinsurance Corporation
                                                                                                100.0% - Trabaja Reinsurance Company Ltd.
                                                                                                100.0% - London Life and Casualty (Barbados) Corporation
                                                                        100.0% - LRG (US), Inc.
100.0% - Canada Life International Reinsurance Corporation
100.0% - Canada Life Reinsurance Company (Fed ID # 23-2044256 – NAIC # 76694, PA)
100.0% - Canada Life International Reinsurance (Barbados) Corporation
                                100.0% - 4073649 Canada, Inc.
                                                                                                100.0% - CL Luxembourg Capital Management S.á.r.l.
                                                                                                                45.0% - Wealthsimple Europe S.á.r.l.
                                                                                                                                100.0% - Wealthsimple UK Ltd.
                                                                                                                                100.0% - Wealthsimple Germany GmbH
                                                                                                                                100.0% - Wealthsimple Technologies Europe
                                                                                                100.0% - Canada Life Finance (U.K.) Limited
                                                                                100.0% - 8478163 Canada Limited
                                                                                                100.0% - Canada Life Capital Bermuda Limited
                                                                                100.0% - 9983813 Canada Inc.
                                                                                                100.0% - Canada Life Capital Bermuda III Limited
                                                                                100.0% - Canada Life Capital Bermuda II Limited
                                                                   77.0% - Great-West Investors Holdco Inc. (23% owned by GWL THL I Private Equity I Inc.)
                                                                                100.0% - CL 22 Chapel GP Inc.
                                                                                                0.001% - CL 22 Chapel LP (99.99% owned by The Canada Life Assurance Company)
                                                                                99.99% - CL 22 Chapel GP (0.001%owned by CL 22 Chapel GP Inc.)
                                                                                100.0% - CL Eastlake GP Inc.
                                                                                                0.001% - CL Eastlake LP (99.99% owned by The Canada Life Assurance Company)
                                                                                99.99% - CL Eastlake LP (0.001% owned by CL Eastlake GP Inc.)
                                                                                100.0% - CL Lago GP Inc.
                                                                                                0.001% - CL Lago LP (99.99% owned by The Canada Life Assurance Company)
                                                                                99.99% - CL Lago LP (0.001% owned by CL 22 Chapel GP Inc.)
                                                                                100.0% - CL 2505 Bruckner GP Inc.
                                                                                                0.001% - CL 2505 Bruckner LP (99.99% owned by The Canada Life Assurance Company)
                                                                                99.99% - CL 2505 Bruckner LP (0.001% owned by CL 2505 Bruckner Inc.)
                                                100.0% - The Canada Life Insurance Company of Canada
6.07%- 7420928 Manitoba Limited Partnership (93.91% limited partner interest held by The Canada Life Assurance Company; 7419521 Manitoba Ltd. holds 0.02% interest)
                                                                100.0% - 6855572 Manitoba Ltd.
                                                                100.0% - Advice Canada (CL Holdings) Inc. (formerly 12955954 Canada Inc.)
                                                                                60.0% - 13533514 Canada Inc.
                                                                                             100.0% - Neil & Associates (2006) Inc.
                                                                  94.4% - MAM Holdings Inc. (5.6% owned by The Canada Life Assurance Company)
                                                                                  100.0% - Mountain Asset Management LLC
                                                                12.5% - 2331777 Ontario Ltd. (87.5% owned by The Canada Life Assurance Company)
                                                                12.5% - 2344701 Ontario Ltd. (87.5% owned by The Canada Life Assurance Company)
                                                                12.5% - Vaudreuil Shopping Centres Limited (87.5% owned by The Canada Life Assurance Company)
                                                                  38.0% - 1296 Station Street Properties Ltd. (62.0% owned by The Canada Life Assurance Company)
                                                                12.5% - 2356720 Ontario Ltd. (87.5% owned by The Canada Life Assurance Company)
                                                                12.5% - 0977221 B.C. Ltd. (87.5% owned by The Canada Life Assurance Company)
                                                                12.5% - 555 Robson Holding Ltd. (87.5% owned by The Canada Life Assurance Company)
                                                                                                58.8% - GWL THL Private Equity I Inc. (41.2% The Canada Life Assurance Company)
                                                                                100.0% - GWL THL Private Equity II Inc.
                                                                16.0% - 2148902 Alberta Ltd. (85% by The Canada Life Assurance Company)
                                                                30.0% - 2157113 Alberta Ltd (70% by The Canada Life Assurance Company)
                                                                                100.0% - Great-West Investors Holdco Inc.
                                                                                                100.0% - Great-West Investors LLC
                                                                                                                100.0% - Great-West Investors LP Inc.
                                                                                                                                99.0% - Great-West Investors LP (1.0% owned by Great-West Investors GP Inc.)
                                                                                                                                                100.0% - T.H. Lee Interests
                                                                                                                                100.0% - Great-West Investors GP Inc.
                                                                                                                                                1.0% - Great-West Investors LP (99.0% Great-West Investors LP Inc.)
                                                                                                                                                                100.0% - T.H. Lee Interests
                                                                100.0% - CL Capital Management (Canada), Inc.
                                                                100.0% - Canada Life Mortgage Services Ltd.
 11.8% - GWL THL Private Equity I Inc. (29.4% owned by The Canada Life Assurance Company, 58.8% owned by The Canada Life Insurance Company of Canada)
                                                                              100.0% - GWL THL Private Equity II Inc.
                                                                              100.0% - Great-West Investors Holdco Inc.
                                                                                                100.0% - Great-West Investors LLC
                                                                                                                100.0% - Great-West Investors LP Inc.
                                                                                                                                99.0% - Great-West Investors LP (1.0% owned by Great-West Investors GP Inc.)
                                                                                                                                                100% - T.H. Lee Interests
                                                                                                                                100.0% - Great-West Investors GP Inc.
                                                                                                                                                1.0% - Great-West Investors LP (99.0% Great-West Investors LP Inc.)
                                                                                                                                                                100.0% - T.H. Lee Interests
                                                                100.0% - Canada Life Capital Trust
                                                                100.0% - Canada Life Investment Management Ltd.

D.            IGM Financial Inc. Group of Companies (Canadian mutual funds)

Power Corporation of Canada
               100.0% - Power Financial Corporation
                   61.721% - IGM Financial Inc. (direct and indirect 65.559%)
                                100.0% - Investors Group Inc.
                                                100.0% - Investors Group Financial Services Inc.
                                                                100.0% - 11249142 Canada Inc.
                                                100.0% - Investors Group Trust Co. Ltd.
100.0% - I.G. Insurance Services Inc.
                                                100.0% - Investors Syndicate Limited
                                                100.0% - Investors Group Securities Inc.
                                                100.0% - 6460675 Manitoba Ltd.
                                                100.0% - I.G. Investment Management, Ltd.
                                                                100.0% - Investors Group Corporate Class Inc.
                                                                100.0% - Investors Syndicate Property Corp.
                                                                100.0% - 0992480 B.C. Ltd.
                                                                100.0% - 1081605 B.C. Ltd.
                                                .               100.0% - 11263552 Canada Inc.
                                                                100.0% - 1000054111 Ontario Inc.
                                 100.0% - Mackenzie Inc.
                                                100.0% - Mackenzie Financial Corporation
                                                                100.0% - Mackenzie Investments Europe Limited
                                                                                100.0% - Mackenzie Investments Asia Limited
                                                                100.0% - Mackenzie Investments Charitable Foundation
                                                                  14.28% - Strategic Charitable Giving Foundation
                                                                100.0% - Mackenzie Financial Capital Corporation
                                                                100.0% - MMLP GP Inc.
                                                                100.0% - Mackenzie Investments Corporation
100.0% - Mackenzie U.S. Fund Management Inc.
  13.9% - China Asset Management Co., Ltd.
  80.0% - 11249185 Canada Inc.
                100.0% - Armstrong LP
                                49.9% - Northleaf Capital Group Ltd.
                                                                                                                100% - Northleaf Capital Partners Ltd.
                                                                                                                100% - Northleaf PPP GP Ltd.
                                                                                                                100% - Northleaf Secondary Partners III GP Ltd.
                                                                                                                100% - Northleaf Mid-Market Infrastructure Partners GP Ltd.
                                                                                                                                100% - Northleaf SH288 GP Ltd.
                                                                                                                                100% - Northleaf/SYD GP Ltd.
                                                                                                                100% - Northleaf Geothermal Holdings (Canada) GP Ltd.
                                                                                                                  49% - NSPC-L Holdings II GP Ltd.
                                                                                                                  49% - Northleaf Private Equity VII GP Ltd.
                                                                                                                100% - Northleaf Small Cell GP Ltd.
                                                                                                                100% - NCP Terminals GP Ltd.
                                                                                                                100% - Northleaf NICP III GP LLC
                                                                                                                100% - Northleaf Music Copyright Ventures GP Ltd.
                                                                                                                  49% - NEIF GP Ltd.
                                                                                                                100% - NCP NWP US GP Ltd.
                                                                                                                  49% - Northleaf NICP III GP Ltd.
                                                                                                                100% - NCP US Terminals GP LLC
                                                                                                                100% - NCP Canadian Breaks GP LLC
                                                                                                                100% - Northleaf Vault Holdings GP Ltd.
                                                                                                                100% - NSPC-L GPC Ltd.
                                                                                                                100% - NCP CSV Holdings GP Ltd.
                                                                                                                100% - Northleaf Capital Advisors Ltd.
                                                                                                                100% - Northleaf/PRD Holdco GP Ltd.
                                                                                                                                100% - Northleaf/PRD GP Ltd.
                                                                                                                100% - Northleaf Trustees Limited
                                                                                                                100% - Northleaf NVCF Holdings Ltd.
                                                                                                                100% - Northleaf PE GP Ltd.
                                                                                                                100% - Northleaf 2013-2014 Holdings Ltd.
                                                                                                                100% - Northleaf PE GP Ltd.
                                                                                                                100% - NCP 2015 Canadian Holdings Ltd.
                                                                                                                100% - Northleaf Capital Partners (Canada) Ltd.
                                                                                                                                100% - Northleaf Capital Partners (Australia) Pty Ltd.
                                                                                                                                100% - Northleaf Capital Partners (UK) Limited
                                                                                                                                  49% - Northleaf NICP GP Ltd.
                                                                                                                                  49% - Northleaf NICP II GP Ltd.
                                                                                                                                100% -Northleaf Class C Holdings GP Ltd.
                                                                                                                                100% - Northleaf Capital Partners (USA) Inc.
                                                                                                                100% - Annex Fund GP Ltd.
                                                                                                                100% - Northleaf Capital Partners GP Ltd.
                                                                                                                                  49% - Northleaf NICP Holdings GP Ltd.
                                                                                                                                100% - SW Holdings GP Ltd.
                                                                                                                100% - Northleaf NICP III Canadian Class C Holdings Ltd.
                                                                                                                100% - Northleaf Millennium Holdings (US) GP Ltd.
                                                100% - Northleaf Millennium Holdings (Canada) GP Ltd.
                                                100% - Northleaf 1608 II Holdings Ltd.
                                                100% - Northleaf NVCF II Holdings Ltd.
                                                100% - Northleaf 2017-2018 PE Holdings Ltd.
                                100% - Northleaf 1855 Holdings Ltd.
                                  49% - Northleaf Star Holdings GP Ltd.
                                100% - Northleaf Star GPC Ltd.
                                  49% - Northleaf Private Credit GP Ltd.
                                100% - NPC GPC Ltd.
                                100% - Northleaf NPC I Holdings Ltd.
                                100% - Northleaf Lal Lal Holdings GP Ltd.
                                                100% - Northleaf Lal Lal Holdings (Australia) Pty Ltd.
                                100% - NPC II GPC Ltd.
                                100% - NSPC GPC Ltd.
                                  49% - NSPC GP Ltd.
                                  49% - NSPC-L GP Ltd.
                                  49% - NSPC-L Holdings GP Ltd.
                                  49% - NPC I Holdings GP Ltd.
                                  49% - Northleaf Private Credit II GP Ltd.
                                  49% - Northleaf NCO GP Ltd.
                                100% - Northleaf NICP III Holdings Ltd.
                                100% - Northleaf CFOF Class C 2019 Ltd.
                                100% - Northleaf 010 II Holdings Ltd.
                                100% - NSPC International GP Ltd.
                                100% - NSPC-L International GP Ltd.
                                100% - Northleaf NCO Holdings Ltd.
                                100% - Northleaf NPE VIII Holdings Ltd.
                                100% - Northleaf NSP III Holdings Ltd.
                                63.17% - Northleaf Capital Holdings Ltd.
                                100% - Northleaf PE Holdings GP Ltd.
                                100% - Northleaf Capital Partners GP II Ltd.
                                                49% - Northleaf NICP II Holdings GP Ltd.
                                                                100.0% - 1223593 Canada Inc.
100.0% - GLC Asset Management Group Ltd.
100.0% - MGELS Investments Limited
100.0% - MEMLS Fund Management (Cayman) Ltd.
100.0% - Mackenzie EM Funds Management (Cayman) Ltd.
100.0% - Mackenzie GP Inc.
                                 100.0% - Investment Planning Counsel Inc.
                                                                100.0% - IPC Investment Corporation
                                                                100.0% - IPC Estate Services Inc.
                                                                100.0% - IPC Securities Corporation
                                                                100.0% - Counsel Portfolio Services Inc.
                                                                                100.0% - Counsel Portfolio Corporation
                                18.54% - Portag3 Ventures LP
                                                19.82% - Springboard LP
55.23% - Springboard LP
                                                56.50% - WealthSimple Financial Corp. (54.80% equity)
                                29.33% - Springboard II LP
                                33.3% - Portag3 Ventures II Affiliates LP
                                                31.97% - Portag3 ventures II LP
                                16.55% - Portage Ventures III LP
                                14.60% - Conquest Planning Inc.

E.             Pargesa Holding SA Group of Companies (European investments)

Power Corporation of Canada
         100.0% - Power Financial Corporation
             100.0% - Power Financial Europe SA
                50.0% - Parjointco SA
                                100.0% - Pargesa SA
 44.2% Groupe Bruxelles Lambert (29.1% in capital)
                    0.9% - Groupe Bruxelles Lambert (1.1% in capital)
                  0.9% - Umicore SA
                  19.8% - Ontex NV
                  12.6% - Pernod Ricard SA (7.6% in capital)
                                                                  96.5% - FINPAR II SA
                                                                                0.2% - Groupe Bruxelles Lambert (0.1% in capital)
                                                                                0.1% - Ontex NV
                                                                   90.2% - FINPAR III SA
                                                                                0.2% - Groupe Bruxelles Lambert (0.1% in capital)
                                                                  94.4% - FINPAR IV SA
                                                                                0.2% - Groupe Bruxelles Lambert (0.1% in capital)
                                                                                0.1% - Imerys
                                                                   94.9% - FINPAR V SRL
                                                                                0.1% - Groupe Bruxelles Lambert
                                                                                0.3% - Marnix Lux SA
                                                                  95.0% - FINPAR VI SRL
                                                                                0.1% - Groupe Bruxelles Lambert
                                                                                0.3% - Marnix Lux SA
                                                                  98.6% - FINPAR VII SRL
                                                                                0.4% - Groupe Bruxelles Lambert (0.3% in capital)
                                                                                4.9% - GfG Topco S.a.r.l.
                                                                    1.2% - Sagerpar SA
                                                                100.0% - Belgian Securities BV
                                                                                67.3% - Imerys (54.6% in capital)
                                                                  100.0% - Brussels Securities SA
                                                                                100.0% - LTI Two SA
                                                                                                0.1% - Groupe Bruxelles Lambert
                                                                                                0.1% - Umicore SA
                                                                                100.0% - URDAC SA
                                                                                                0.1% - Groupe Bruxelles Lambert
                                                                                 98.8% - Sagerpar SA
                                                                                                2.8% - Groupe Bruxelles Lambert
                                                                100.0% - GBL O
                                                                100.0% - GBL Advisors Limited
                                                                                5.4% - FINPAR III SA
                                                                100.0% - GBL Development Limited
                                                                100.0% - RPCE Consulting SAS
                                                                100.0% - GBL Verwaltung SA
                                                                                100.0% - GBL Investments Limited
                                                                                100.0% - GBL Energy S.á.r.l.
                                                                                100.0% - Serena S.á.r.l.
                                                                                                  19.1% - SGS
                                                                                100.0% - Eliott Capital S.á.r.l.
                                                                                100.0% - Sienna Capital S.á.r.l
                                                                                                100.0% - Sienna Capital Management SA
                                                                                                100.0% - Sienna Capital London Ltd.
                                                                                                100.0% - Sienna Real Estate Solutions S.à.r.l.
                                                                                                                89.4% - L’Etoile Properties Partner JV B.V.
                                                                                                100.0% - Sienna Capital Opportunity GP S. à .r.l.
                                                                                                  50.0% - Avanti Acquisition GP S. à ..r.l
                                                                                                100.0% - Sienna Capital Invest GP S.à.r.l.
                                                                                                100.0% - Sienna IM Digital GP S.à.r.l.
                                                                                100.0% - Sienna Capital Invest SCSp
                                                                                                31.1% - Kartesia Credit Opportunities III SCA, SICAV-SIF
                                                                                                16.7% - Kartesia Credit Opportunities IV SCS
                                                                                                  0.4% - Sagard II A FPCI
                                                                                                74.7% - Sagard II B FPCI
                                                                                                26.4% - Sagard 3 FPCI
                                                                                                22.1% - Sagard 4A FPCI/Sagard 4B FIPS
                                                                                                42.7% - Sagard NewGen FPCI
                                                                                                32.4% - Sagard Santé Animale FPCI
                                                                                                35.6% - PrimeStone Capital Fund ICAV
                                                                                                48.6% - Backed 1 LP
                                                                                                  9.6% - Backed 1 Founder LP
                                                                                                58.3% - Backed Encore 1 LP
                                                                                                10.0% - Backed Encore 1 Founder LP
                                                                                                40.0% - Backed 2 LP
                                                                                                 10.0% - Backed 2 Founder LP
                                                                                                 38.0% - Marcho Partners Feeder Fund ICAV
                                                                                                 95.3% - Marcho Partners Long Feeder Fund ICAV
                                                                                                 15.4% - Matador Coinvestment SCSp
                                                                                                 28.2% - C2 Capital Global Export-to-China Fund, L.P.
                                                                                                 10.3% - Globality, Inc.
                                                                                                  20.3% - HCM IV, L.P.
                                                                                                  37.5% - EP Sienna IM European Broken Core Office Fund
                                                                                                  49.3% - HCM S3C LP (AKA Commure)
                                                                                                  17.3% - Innovius Capital Fund I, L.P.
                                                                                                  14.8% - 468 Capital II GmbH & Co. KG
                                                                                                100.0% - Sienna Capital US LLC
                                                                                                                15.0% - Pat McGrath Cosmetics LLC
                                                                                                100.0% - Sienna Capital Opportunity Carry SCSp
                                                                                                100.0% - Sienna Capital Opportunity Fund SCSp
                                                                                                                100.0% - SC Opportunity Master S.a.r.l.
                                                                                                100.0% - Sienna Capital Participations S.á.r.l
                                                                                                                10.8% - Sagard FCPR
                                                                                                                50.0% - Ergon Capital Partners SA
                                                                                                                50.0% - Ergon Capital Partners II SA
                                                                                                                89.9% - Ergon Capital Partners III SA
                                                                                                                34.4% - Ergon Capital Partners IV, SCSp
                                                                                                                15.9% - Ergon Opseo Long Term Value Fund SCSp
                                                                                                                17.2% - Ergon SVT Long Term Value Fund SCSp
                                                                                                                15.1% - Merieux Participations SAS
                                                                                                                34.3% - Merieux Participations 2 SAS
                                                                                                                34.9% - KKR Sigma Co-Invest II L.P.
                                                                                                                3.6% - StreetTeam Software Limited (DBA as Pollen)
                                                                                                100.0% - Sienna Capital Co-Invest Master S.a.r.l
                                                                                                                29.2% - StreetTeam Software Limited (DBA as Pollen)
                                                                                                                  2.4% - GFG Capital S.a.r.l.
                                                                                                100.0% - Sienna IM Digital Bonds SCA SICAV RAIF
                                                                                                100.0% - Sienna IM Digital Bonds SCSp
                                                                                                50.0% - Avanti Acquisition SCSp
                                                                                                                20.0% - Avanti Acquisition Corp.
                                                                                100.0% - GBL Finance S.á.r.l
                                                                                100.0% - Miles Capital S.á.r.l
                                                                                                23.1% - Piolin II S.á.r.l
                                                                                                                100.0% - Piolin Bidco SAU
                                                                                100.0% - Oliver Capital S.á.r.l
                                                                                100.0% - Theo Capital S.á.r.l
                                                                                100.0% - Owen Capital S.á.r.l
                                                                                  95.1% - GfG Topco S.á.r.l
                                                                                                  86.4% - GfG Capital S.á.r.l
                                                                                                                55.5% - Go-For-Gold Holding GmbH
                                                                                                                                100.0% - Canyon Bicycles GmbH
                                                                                                                  50.0% - GoForGold Verwaltungs GmbH
                                                                                                                100.0% - GoForGold Coinvest CmbH & Co KG
                                                                                                                                4.5% - GoForGold Holding GmbH
                                                                                100.0% - Arthur Capital S.a.r.l.
                                                                                                15.0% - Umicore SA
                                                                                100.0% - Jade Capital S.a.r.l.
                                                                                    3.5% - FINPAR II SA
                                                                                    4.4% - FINPAR III SA
                                                                                    5.6% - FINPAR IV SA
                                                                                    5.1% - FINPAR V SA
                                                                                    5.0% - FINPAR VI SA
                                                                                    1.4% - FINPAR VII SA
                                                                                100.0% - Vancouver Capital S.á.r.l
                15.6% - Stan Holding SAS
                                99.0% - Voodoo SAS
                                                                                100.0% - Altitude Holdco S.á.r.l
                                                                                                100.0% - Altitude Capital S.á.r.l
100.0% - Sapiens S.á.r.l
                                                                                                58.6% – Marnix Lux SA
                                                                                                                100.0% - Marnix French ParentCo SAS
                                                                                                                                100.0% - Marnix French TopCo SAS
                                                                                                                                                100.0% - Marnix SAS
                                                                                                                                                                100.0% - Courcelles Lux S.á.r.l
                                                                                                                                                                                100.0% - Wowholdco SAS
                                                                                                                                                                                                100.0% - Webhelp SAS

F.             Power Corporation (International) Limited Group of Companies (Asian investments)

Power Corporation of Canada
100.0% - Power Corporation (International) Limited
99.9% - Power Pacific Corporation Limited
    0.1% - Power Pacific Equities Limited
                                99.9% - Power Pacific Equities Limited
100.0% - Power Communications Inc.
0.1% - Power Pacific Corporation Limited
                  13.9% - China Asset Management Limited

G.            Other PCC Companies

Power Corporation of Canada
                100.0% - 152245 Canada Inc.
                100.0% - Square Victoria Real Estate Inc./ Square Victoria Immobilier Inc.
                                100.0% - SVRE Management Inc.
                100.0% - 3121011 Canada Inc.
100.0% - 171263 Canada Inc.
100.0% - Power Communications Inc.
100.0% - Power Corporation International
100.0% - Power Corporation of Canada Inc.
100.0% - 4190297 Canada Inc.
100.0% - 4524781 Canada Inc.
100.0% - Square Victoria Communications Group Inc.
                100.0% - Gesca Ltee
                                100.0% Gestion Gesca Inc.
                                                100.0% - Gesca Numerique Inc.
                                100.0% - 9214470 Canada Inc.
100.0% - Square Victoria Digital Properties Inc.
50.0% - 1004096 Canada Inc. (“workopolis”)
100.0% - Power Sustainable Capital Inc.
                100.0% - Power Sustainable Manager Inc.
                                100.0% - Power Sustainable China Corporation Ltd.
100.0% - PSEIP Carry Holding LP
                                100.0% - Power Sustainable Energy Infrastructure Inc.
                                                100.0% - PSEIP Carry Canada Inc
                                                100.0% - PSEIP US GP Inc.
                                                                100.0% - Power Sustainable Energy Infrastructure US Fund I LP
                                                                                100.0% - Potentia Renewables US Holdings LLC (Delaware)
                                                                                                100.0% - PR Land Holdings, LLC
                                                                                                100.0% - PR Development LLC
                                                                                                                100.0% - Banjo Solar Holdings Corp.
                                                                                                                  49.0% - Kamaole Solar Holdings, LLC
                                                                                                                  49.0% - Kamaole Solar, LLC
                                                                                                100.0% - PR Operating LLC
                                                                                                                100.0% - Potentia MN Solar Fund 1 Managing Member, LLC
                                                                                                                                64.0% - Potentia MN Solar Fund I, LLC
                                                                                                                                                100.0% - Minnesota Solar CSG 1, LLC
                                                                                                                                                100.0% - Minnesota Solar CSG 4, LLC
                                                                                                                                                100.0% - Minnesota Solar CSG 8, LLC
                                                                                                                                                100.0% - Minnesota Solar CSG 9, LLC
                                                                100.0% - Power Sustainable Energy Infrastructure US Fund II LP
                                                                                100.0% - Nautilus US Power Holdco, LLC (Delaware)
                                                                100.0% - PSEIP US Feeder Fund I LP
                                                                                100.0% - Power Sustainable Energy Infrastructure Canada I Inc.
                                                100.0% - PSEIP Canada GP Inc.
                                                                100.0% - Power Sustainable Energy Infrastructure Canada Fund I LP
                                                                                100.0% - Potentia Renewables Canada Holdings GP Inc.
                                                                                                100.0% - Potentia Renewables Canada Holdings LP
                                                                                                                100.0% - 2866075 Ontario Inc.
                                                                                                                                100.0% - Oxley Wind Farm Inc.
                                                                                                                100.0% - Wheatland Wind Project Ltd.
                                                                                                                100.0% - Wheatland Wind Project LP
                                                                                                                100.0% - Ellershouse 3 GP Inc.
                                                                                                                100.0% - Ellershouse 3 Wind Limited Partnership
                                                                                                                100.0% - Panuke Lake GP Inc.
                                                                                                                100.0% - Panuke Lake Wind GP Inc.
                                                                                                                100.0% - PR Canada Land Holdings GP Inc.
                                                                                                                100.0% - PR Canada Land Holdings Limited Partnership
                                                                                                                 75.0% - Paintearth Wind Project Ltd.
                                                                                                                75.0% - Paintearth Wind Project LP
                                                                                                                100.0% - 5979359 Manitoba Ltd.
                                                                                                                100.0% - 5956162 Manitoba Ltd.
                                                                                                                100.0% - 5529442 Manitoba Ltd.
                                                                                                                100.0% - Sequoia Loch Lomond Solar Energy LP
                                                                                                                50.0% - Loch Lomond Wind Energy LP
                                                                                                                 50.0% - Sequoia Renewable Energy System LP
                                                                                                                100.0% - Sequoia Energy US Inc.
100.0% - Potentia Renewables 15 GP Inc.
                                                                                                                                100.0% - Potentia Renewables 15 Limited Partnership
                                                                                                                                                100% - PRI Wind GP Trust
                                                                                                                                                100.0% - PRI Wind LP
                                                                                                                                                50.0% Affinity Wind GP Inc.
                                                                                                                                                100.0% - PRI Solar GP Trust
                                                                                                                                                100.0% - PRI RT Solar LP
                                                                                                                                                                100.0% - PRI Industrial Solar (GP) Inc.
                                                                                                                                                                84.90% - PRI Industrial Solar LP
                                                                                                                                100.0% - Potentia Renewabes 16 GP Inc.
                                                                                                                                100.0% - Potentia Renewables 16 Limited Partnership
                                                                                                                                                100.0% - PRI Solar Gardens Nominee Inc.
                                                                                                                                                100.0% - PRI Solar Gardens GP Trust
                                                                                                                                                100.0% - PRI Solar Gardens LP
                                                                                                                                100.0% - Potentia Renewables 17 GP Inc.
                                                                                                                                100.0% - Potentia Renewables 17 Limited Partnership
                                                                                                                                                100.0% - SunE Newboro 4 LP
                                                                                                                                                100.0% - SunE Welland Ridge LP
                                                                                                                                                  50.0% - SunE Sky Erie Ridge LP
                                                                                                                                                 75.0% - Truro Heights Wind LP
                                                                                                                                                75.0% - Pockwock Wind LP
                                                                                                                100.0% - PR Development GP Inc.
                                                                                                                100.0% - PR Development Limited Partnership
                                                                                                                100.0% - Potentia Reneawables 18 GP Inc.
                                                                                                                100.0% - Potentia Renewables 18 Limited Partnership
                                                                                                                                100.0% - BrightRoof IP Ltd.
                                                                                                                                100/0% - BrightRoof GP Inc.
                                                                                                                                                                99.0% - BrightRoof II GP Inc.
                                                                                                                                100.0% - BrightRoof Solar Limited Partnership
                                                                                                                                                49.9% - Metis Nation of Ontario – BrightRoof Solar Limited Partnership
                                                                                                                                                                49.0% - JCM Solar G.P.1 Ltd.
                                                                                                                                                                49.0% - Maxim Solar Power Corporation
                                                                                                                                                                49.9% - Tendors GP 1 Ltd.
                                                                                                                                                                40.9% - GSC RP 1 LP
                                                                                                                                                                49.9% - GSC RP 5 LP
                                                                                                                                                                49.9% - GSC 6 LP
                                                                                                100.0% - 2886075 Ontario Inc.
                                                                100.0% - PSEIP Canada Feeder Fund I LP
                                                                                100.0% - Power Sustainable Energy Infrastructure US I Inc. (Delaware)
                                                100.0% - PSEIP Carry Canada GP Inc.
                                                                100.0% - PSEIP Carry Canada LP
                                                                100.0% - PSEIP Carry Holding US LP
                                                                                100.0% - PSEIP Carry US Inc. (Delaware)
                                                100.0% - PSEIP Carry US GP Inc. (Delaware)
                                                                100.0% - PSEIP Carry US LP
                100.0% - Power Pacific Investment Management Inc.
                                100.0% - Power Pacific China A-Shares Core Strategy GP Inc.
                                                100.0% - Power Pacific China A-Shares Core Strategy LP
                                100.0% - Power Pacific Investment Management (Ireland) Limited
                                                100.0% - Power Pacific Opportunity Funds ICAV
                                                100.0% - Power Pacific China A-Shares Core Strategy (US) GP LLC  (Delaware)
                                                                100.0% - Power Pacific China A-Shares Core Strategy (US) Fund LP (Delaware)
                                100.0% - Power Sustanable (Shanghai) Investment Management Co., Ltd.
                   4.778% - Bellus Health Inc.
                   25.0% (voting) - 9314-0093 Québec Inc. (formerly Club de Hockey Les Remparts de Québec Inc.)
                100.0% - Power Energy Corporation
                                100.0% - Potentia Renewables Inc.
                                                100.0% - PR International Holdings Corp.
                                                  35.0% - Power Sustainable Energy Infrastructure US Fund I LP
 100.0% - Stirling Wind Project Ltd.
                                                 100.0% - Stirling Wind Project LP
                                                                75.0% - Stirling Renewable Energry Limited Partnership
100.0% - Emerald Solar Energy, SRL
                                                  50.0% - Soluciones de Energoa Alterna, S.L.
100.0% - Jenner Sponsor LP
                                                                100.0% - Jenner 1 Limited Partnership
                                                                100.0% - Jenner 2 Limited Partnership
                                                                100.0% - Jenner 3 Limited Partnership
 100.0% - Potentia Renewables US Holdings Corp. f/k/a Potentia Solar Holdins Corp
                                                                100.0% - Musselshell Wind Holdings, LLC
                                                                                100.0% - Musselshell Wind Project, LLC
                                                                                100.0% - Musselshell Wind Project Two, LLC
                                                100.0% - Potentia Solar Holdings II Limited Partnership
                                                                100.0% Potentia Solar Holdings Limited Partnership
                                                                                100.0% - Schooltop Solar Limited Partnership
                                                                                100.0% - TSPS (Portfolio 1) Limited Partnership
                                                                                100.0% - TSPS (Portfolio 2) Limited Partnership
                                                                                 85.0% - Reliant First Nation Limited Partnership
                                                                                100.0% - PSI Solar Finance 1 Limited Partnership
                                                                                100.0% - MOM Solar Limited Partnership
                                                                                100.0% - MOM Guarantor Limited Partnership
                                                                                100.0% - MOM V Limited Partnership
                                                                                100.0% - OSPS (002281 – 150 Abbeyhill) Limited Partnership
                                                                                100.0% - OSPS (002273 – 3673 McBean) Limited Partnership
                                                                                100.0% - OSPS (002334 – 159 Lorry Greenberg) Limited Partnership
                                                                                100.0% - Potentia Solar 5 Limited Partnership
                                                                                100.0% - Potentia Solar 6 Limited Partnership
                                                                                100.0% - Potentia Solar 7 Limited Partnership
                                                                                100.0% - Potentia Solar 9 Limited Partnership
                                                                                100.0% - Potentia Solar 10 Limited Partnership
                                                                                100.0% - Potentia Solar 11 Limited Partnership
                                                                                100.0% - Potentia Solar 12 Limited Partnership
100.0% - Potentia Solar 14 Limited Partnership
100.0% - PSI Construction Agent 2 Limited Partnership
100.0% - PSI Construction Agent 4 Limited Partnership
100.0% - PRI Construction Limited Partnership
100.0% - PRI Consulting Limited Partnership
100.0% - PSI Solar Finance (FIT 4) Limited Partnership
100.0% - PSI Finance 13 Limited Partnership
                100.0% - Reliant First Nation GP Inc.
                100.0% - Reliant (No. 1) Solar Holdings Inc.
                100.0% - Metasolar Consultants Inc.
100.0% - Potentia Energy Limited Partnership
                                                                100.0% - Potentia Solar Holdings GP Inc.
                                                                100.0% - PRI Construction Agent 2 GP Inc.
                                                                100.0% - PRI Construction Agent 4 GP Inc.
                                                                100.0% - PRI Consulting GP Inc.
                                                                100.0% - PSI Solar Finance (FIT 4) GP Inc.
                                                                                                100.0% - Potentia Solar 9 GP Inc.
                                                                                                100.0% - Potentia Solar 10 GP Inc.
                                                                                                100.0% - Potentia Solar 11 GP Inc.
                                                                                                100.0% - Potentia Solar 12 GP Inc.
                                                                100.0% - PSI Finance 13 GP Inc.
                                                                100.0% - Potentia Energy GP Inc.
                                                                100.0% - PSI Solar Finance 1 GP Inc.
                                                                100.0% - 2323953 Ontario Inc.
                                                                100.0% - MOM Guarantor GP Inc.
                                                                                100.0% - MOM Solar GP Inc.
                                                                100.0% - PSI Solar Finance 5 GP Inc.
                                                                                100.0% - Potentia Solar 5 GP Inc.
                                                                                100.0%  - Potentia Solar 6 GP Inc.
                                                                                100.0% - Potentia Solar 7 GP Inc.
                                                                                100.0% - MSPC V General Partner Inc.
                                                                100.0% - PSI Solar Finance 14 GP Inc.
                                                                                100.0% - Potentia Solar 14 GP Inc.
                                                                100.0% - AS GP Inc.
                                                                                100.0% - TSPS (Portfolio 1) GP Inc.
                                                                                100.0% - TSPS (Portfolio 2) GP Inc..
                                                                100.0% - PSI Construction Agent 4 GP Inc.
100.0% - Solarize Holdings GP Inc.
                                                                                100.0% - Solarize Services GP Inc.
                                                                                100.0% - GS 2013 GP Inc.
                                                                                100.0% - SE 2011 GP Inc.
                                                                                100.0% - QS1 2012 GP Inc.
                                                                                100.0% - QS4 2012 GP Inc.
                                                                                100.0% - QS15 2012 GP Inc.
                                                                                100.0% - SE 2012 GP Inc.
                                                                                100.0% - SE2 2013 GP Inc.
                                                                                100.0% - SE5 2013 GP Inc.
                                                                                100.0% - SE9 2013 GP Inc.
                                                                                100.0% - Solarize Financial 2015 GP Inc.
                                                                                100.0% - Solexica Energy GP5 Inc.
                                                                                100.0% - ME3 2012 GP Inc.
                                                                                100.0% - ME10 2012 GP Inc.
                                                                                100.0% - ME11 2012 GP Inc.
                                                                                                100.0% - Solarize Holdings LP
                                                                                                100.0% - Solarize Services LP
                                                                                                100.0% - SE 2011 LP
                                                                                                100.0% - GS 2013 LP
                                                                                                100.0% - SE7 2013 GP Inc.
                                                                                                49.98% - QS1 2012 LP
49.985% - QS4 2012 LP
                                                                                                49.985% - QS15 2012 LP
                                                                                                49.99% - SE 2012 LP
                                                                                                49.99% - SE2 2013 LP
                                                                                                49.99% - SE 5 2013 LP
                                                                                                40.0% -   SE7 2013 LP
                                                                                                80.0% -   SE9 2013 LP
                                                                                                100.0% - Solarize Financial 2015 LP
                                                                                                49.99%-  ME3 2012 LP
                                                                                                42.5% -   ME10 2012 LP (42.5% Potentia Reneables Inc.)
                                                                                                49.99% - ME11 2012 LP
                                                                                                99.99% - Solexica Energy LP
                                                85.0% - Solexica Solar Brampton GP
100.0% - Potentia Renewable Developments, LLC
100.0% - Golden Sounth Wind GP Inc.
                                                                100.0% - Golden South Wind LP
100.0% - Potentia NB GP Inc.
                                                                100.0% - Potentia NB LP
                                                                  50.0% - Pokeshaw Windfarm Limited Partnership
100.0% - Power Energy Corporation US
                                                                100.0% - Nautilus Solar Energy, LLC
100.0% - Nautilus Solar Solutions, LLC
100.0% - Nautilus Solar Canada Inc.
100.0% - Nautilus Seller 2020
100.0% - ISM Solar Cranston
                                                                                100.0% - Clifton Park Solar 1, LLC
                                                                                100.0% - Clifton Park Solar 2, LLC
                                                                                100.0% - Hamlin Solar 1, LLC
100.0% - P52ES Raphel Rd Community Solar, LLC
100.0% - Bulldog Solar One LLC
                                                                                100.0% - Mason Solar One,LLC
                                                                                100.0% - Pittman Solar One LLC
                                                                                100.0% - Hostetter Solar One, LLC
100.0% - Burns Solar One LLC
                                                                                100.0% - Lowry CSG 2, LLC
                                                                                100.0% - Paynesville CSG 1, LLC
100.0% - Plato CSG, LLC
                                                                  35.0% - Power Sustainable Energy Infrastructure US Fund II LP
                                                                                100.0% - Nautilus US Power Holdco, LLC
                                    100.0% Nautilus Sponsor Member 2021 LLC
                                          100.0% Sponsor Membership Interests - Nautilus Owner 2021, LLC
                                                                                                100.0% - Nautilus Owner 2021 (King) LLC
                                                                                                                100.0% - Nautilus Sponsor Member, 2020 LLC
                                                                                                40.0% - Nautilus Owner 2020, LLC
                                                                                                                100.0% - Nautilus Owner 2020 (Beacon) LLC
                                                                                                                100.0% - Nautilus Owner 2021 (King) LLC
                                                                                                                100.0% - Hazelnut Solar, LLC
                                                                                                100.0% - NPF Solar, LLC
100.0% - NSE Beacon Solar, LLC
100.0% - NSE Camber Solar PS13 LLC
100.0% - NSE Camber Solar PS12, LLC
100.0% - NSE Camber Solar PS11 LLC
100.0% - NSE Camber Solar PS6 LLC
100.0% - NSE Camber Solar PS5 LLC
100.0% - NSE Camber BH CSG2, LLC
100.0% - Mtn Solar 6 LLC
100.0% - Nautilus Castle Solar, LLC
                                                                                                                100.0% - NSE CroakerRenewables Inc.
                                                                                                                100.0% - Bright Oak Solar LLC
                                                                                                                100.0% - River Valley Solar LLC
                                                                                                                100.0% -  Fryeburg Solar. LLC
100.0% -  Sanford Solar LLC
100.0% -  Wells Solar LLC
100.0% -  NSE Wixon Solar LLC
100.0% - NSE Mattacheese Solar LLC
100.0% - NSE Barnstable HS Solar LLC
100.0% -  NSE Cape Cod Solar IV, LLC
100.0% -  NSE Duxbury Solar, LLC
100.0% -  NSE Solar #1032, LLC
                                                                                                                100.0% - Renew Solar RI Exeter Ten LLC
                                                                                                                100.0% - Renew Solar RI Exeter Mail LLC
                                                                                                                100.0% - Renew Solar RI Hanton City LLC
                                                                                                                100.0% - Renew Solar RI Ashaway LLC
                                                                                                                100.0% - Renew Solar RI NEM LLC
100.0% - Kirby Road Solar LLC
100.0% - Islander Solar, LLC
100.0% - Solar Club 35, LLC
100.0% - Solar Club 15, LLC
100.0% - Solar Club 20, LLC
100.0% - Solar Club 23 LLC
100.0% - Solar Club 28 LLC
100.0% - Red Wing Solar 3 LLC
100.0% - Solar Club 30 LLC
100.0% - Solar Club 10 LLC
100.0% - NSE Sackets Solar, LLC
100.0% - Tiffany Energy LLC
                                                                                                                100.0% - P52ES 1755 Henryton Rd Phase 2, LLC
                                                                                                                100.0% - Sturgeon Solar Gray, LLC
                                                                                                                100.0% - ISM Solar Town House, LLC
                                                                                                                100.0% - ISM Solar Quarry, LLC
100.0% - Lion One, LLC
100.0% - Bear One, LLC
100.0% - Maverick One, LLC
100.0% - Indian One, LLC
100.0% - Mustang One, LLC
100.0% - Hanover Pike Solar, LLC
                                                                                                                100.0% - Nautilus Helios Solar Torsk, LLC
100.0% - Chesapeake Energy One, LLC
100.0% - Pivot Solar 1, LLC
100.0% - Pivot Solar 2, LLC
100.0% - Pivot Solar 3, LLC
100.0% - Pivot Solar 4, LLC
100.0% - Pivot Solar 7, LLC
100.0% - Pivot Solar 8, LLC
100.0% - Pivot Solar 14, LLC
100.0% - Pivot Solar 15, LLC
100.0% - BD Solar Oakland, LLC
100.0% - BD Solar North Bridgton, LLC
100.0% - BD Solar Brewer LLC
100.0% - Meeting House Solar LLC
100.0% - West Deming Solar Project, LLC
                                                                                                                100.0% - NSE AT01, LLC
                                                                                                                100.0% - NSE FA01 LLC
100.0% - Sabattus SB01, LLC
                                                                                                                100.0% - Washington WS03, LLC
                                                                                                                100.0% – NS Belle Mead, LLC [100.0% of Class B Membership Interests]
100.0% - NSE KAM MM Holdco, LLC
                                                                                                                                100.0% Virgo KAM Holdco, LLC (class B units)
100.0% - Lindstrom Solar LLC
100.0% - Saint Cloud Solar LLC
100.0% - Winsted Solar LLC
                                                                                                                100.0% - VH Holdco I, LLC
      100.0% - VH WB Holdco LLC (class B units)
                                                      100.0% - VH West Brookfield LLC
100.0% - VH Lordsburg Holdco, LLC
100.0% - Nautilus Solar Lordsburg, LLC
100.0% – VH Salem Holdco, LLC
100.0% - NS Salem Community College, LLC
100.0% - VH Kilroy Holdco, LLC
100.0% - VH Kilroy Solar, LLC
100.0% - VH BHA Holdco, LLC
100.0% - GES Megafourteen LLC
                                                                                                100.0% - Nautilus Solar Construction Holdco, LLC
100.0% - Bright Hill Solar LLC
100.0% - Bright Field Solar LLC
100.0% - P52ES 1755 Henryton Rd Phase I LLC
100.0% - Brooten CSG 1 LLC
100.0% - Buffalo Lake CSG 1 LLC
100.0% - Sacred Heart CSG 1 LLC
100.0% - Stewart CSG 1 LLC
100.0% - Nautilus Helios Solar Blackpoint, LLC
100.0% - TPE King Solar Holdings1, LLC
100.0% - TPE King Solar Holdings2, LLC
100.0% - Nautilus Solar Term Holdco LLC
100.0% - NSE Goat Island MM Holdco, LLC
1.0% Virgo Goat Island Holdco, LLC
100.0% Nautilus Goat Island Solar, LLC
100.0% - Nautilus Hopkins Hill MM Holdco LLC
1.0% Hopkins Hill Solar Lessee LLC
10.0% - Hopkins Hill Solar Lessor Holdco LLC (90% Nautilus Hopkins Hill MM Holdco LLC)
100.0% - TPE Hopkins Solar Holdings1, LLC
                                                                                                                                100.0% - Nautilus Mayflower Holdco, LLC
100.0% - FFP Fund II Member1, LLC
100.0% - FFP Fund II Partnership1, LLC (Class B)
100.0% - Hollygrove Solar LLC
100.0% - Howland Solar LLC
100.0% - Pearl Solar LLC
100.0% - Pearl Solar II LLC
100.0% - FFP Schagticoke Project 1
100.0% - FFP Schenectady Project 1 LLC
100.0% - FFP Watertown Project 1 LLC
100.0% - FFP Guilderland Project 1 LLC
100.0% - Aegis Solar LLC
100.0% - FFP Fund II Partnership2, LLC (Class B units)
100.0% - FFP Bethlehem Project 1 LLC
100.0% - FFP BTC2 Project LLC
100.0% - Strauss Solar LLC
100.0% - Dover Solar LLC
100.0% - Ellsworth Solar LLC
100.0% - Ellsworth Solar II LLC
100.0% - Frog Hollow Solar LLC
100.0% - Howell Solar LLC
100.0% - FFP Owings Mills Project 1 LLC
100.0% - FFP Snow Hill Project 1 LLC
100.0% - FFP PGC18 Project LLC
100.0% - FFP Solar Holdings LLC
 54.43% - LMPG Inc.
                                                100.0% - Lumenpulse Lighting Corp.
                                                                100.0% - Sternberg Lanterns, Inc.
                                                100.0% - Exenia s.r.l.
                                                  80.0% - CD/M2 Lightworks Corp
                                                100.0% - Lumenpulse UK Limited
100.0% - Lumenpulse Alphaled Limited
                                35.42% - The Lion Electric Company

H.            Other PFC Companies

Power Financial Corporation
                100.0% - 4400003 Canada Inc.
                100.0% - 3411893 Canada Inc.
                100.0% - 3439453 Canada Inc.
                100.0% - 11249207 Canada Inc.
.               100.0% - PFC Ventures Inc.
                100.0% - 9194649 Canada Inc.
                                100.0% - Springboard 2021 GP Inc.
100.0% - Springboard L.P.
                                                56.50% - Wealthsimple Financial Corp. (54.80% equity)
                                                                100.0% - Wealthsimple Inc.
                                                                100.0% - Wealthsimple Advisor Services Inc.
                                                                100.0% - Canadian ShareOwner Investments Inc.
                                                                100.0% - Wealthsimple Technologies Inc.
                                                                                100.0% - Wealthsimple US, Ltd.
                                                                 50.01% - Wealthsimple Europe S.a.r.l (44.20% equity)
                                                                                100.0% - Wealthsimple UK Ltd.
                                                                                100.0% - Wealthsimple GmbH
                                                                                100.0% - Wealthsimple Technologies Europe Ltd
                                                                100.0% - SimpleTax Software Inc.
                                                                100.0% - Wealthsimple Payments Inc.
                                                                100.0% - Wealthsimple Digital Assets. Inc.
                                                                100.0% - Wealthsimple Media Inc.
                                                                100.0% - OrderUp Technologies Inc.
                                                100.0% - Springboard II LP
                                                                16.4743% - Koho Financial Inc.

I.              Sagard Holdings & Portag3
Power Corporation of Canada
                66.649% - Great-West Lifeco Inc. (65% in voting)
8.47% - Sagard Holdings Management Inc.
100.0% - Sagard Holdings Participation Inc.
                                100.0% - Sagard Holdings Inc.
                                                78.63% - Sagard Holdings Management Inc.
100.0% - GWL Realty Advisors U.S. Inc.
100.0% - EverWest Property Services, LLC
100.0% - EverWest Property Services of Arizona, LLC
100.0% - EverWest Advisors LLC
100.0% - EverWest Advisors AZ, LLC
100.0% - EW Manager, LLC
100.0% - EverWest Real Estate Investors, LLC
                                                                100.0% - Sagard Capital Partners Management Corp.
                                                                100.0% - Sagard Holdings Manager GP Inc.
                                                                                100.0% - Sagard Holdings Manager LP
                                                                                100.0% - Sagard Holdings Wealth LP
                                                                                                64.2% - Grayhawk Investment Strategies Inc. (48.1% fully diluted equity)
                                                                                100.0% - Sagard Foundry Participation LP
                                                                                100.0% - P3 Ventures Participation LP
                                                                                100.0% - SHRP Participation LP
                                                                                100.0% - Sagard Partner Pool LP
                                                                                100.0% - Sagard Europe Participation LP
                                                                                100.0% - P3 Ventures 2021 Participation LP
                                                                100.0% - Sagard S.A.S.
                                                                100.0% - Sagard EMD Inc.
                                                                100.0% - Sagard Credit Partners GP, Inc.
                                                                                100.0% - Sagard Credit Partners, LP
                                                                                100.0% - Sagard Credit Fund
                                                                100.0% - Sagard Credit Partners II GP, Inc.
                                                                                100.0% - Sagard Credit Partners II, LP
                                                                                100.0% - Sagard Credit Partners II Carried Interest, LP
                                                                100.0% - Sagard Credit Partners (Cayman) GP, Inc.
                                                                                100.0% - Sagard Credit Partners (Cayman), LP
                                                                                100.0% - Sagard Credit Fund (Cayman)
                                                                                100.0% - Sagard Credit Partners (Lone Star), LP
                                                                100.0% - Sagard Credit Partners II (Cayman) GP, LLC
                                                                                100.0% - Sagard Credit Partners II (Cayman), LP
                                                                100.0% - Sagard Healthcare Royalty Partners GP LLC
                                                                                100.0% - Sagard Healthcare Royalty Partners, LP
                                                                                100.0% - Sagard Healthcare Royalty Fund
                                                                                100.0% - Portag3 Ventures GP Inc.
                                                                                                100.0% - Portag3 Ventures Participation ULC
                                                                                                100.0% - Portag3 Ventures Participation Inc.
                                                                                                100.0% - Portag3 Ventures Participation US LP
                                                                                                100.0% - Portag3 Ventures II Affiliates GP Inc.
                                                                                                                100.0% - Portag3 Ventures II Affiliates LP
                                                                                                100.0% - Portag3 Ventures LP
                                                                                                                100.0% - Portag3 International Investments Inc.
                                                                                                                                1.15% - Albert Corporation
                                                                                                                                0.85% - Clark (FL Fintech E GmbH)
                                                                                                                13.75% - Borrowell Inc.
                                                                                                                35.17% - Diagram Ventures Limited Partnership
                                                                                                                  1.41% - Nesto Inc.
                                                                100.0% - Portag3 Ventures II GP Inc.
                                                                                100.0% - Portage3 Ventures II LP
                                                                                100.0% - Portag3 Ventures II Investments LP
                                                                                                100.0% - Portag3 Ventures II International Investments Inc.
                                                                                                12.66% - Albert Corporation
                                                                                                31.6573% - Koho Financial Inc.
                                                                                                14.94% - Clark (FL Fintech E GmbH)
                                                                                                13.20% - Socotra Inc.
                                                                                                16.99% - Fondeadora Inc.
                                                                                                15.47% - AlpacaDB, Inc.
                                                                                                19.90% - Pledg SAS
                                                                                                17.02% - Rose Technology Incorporated
                                                                                                15.80% - AtomicFI, Inc.
                                                                                                18.65% - Choosing Therapy Inc.
                                                                                                32.88% - Diagram Ventures Limited Partnership
                                                                                                63.63% - Diagram Ventures II Limited Partnership
                                                                                                12.89% - Conquest Planning Inc.
                                                                                                  9.12% - integrate AI Inc.
                                                                                                17.40% - Boosted.ai
                                                                                                14.04% - Hellas Direct
                                                                                                  2.26% - 1235304 Canada Inc.
                                                                                100.0% - Portag3 Ventures II International LP
                                                                                100.0% - Portag3 Ventures II International (FI) LP
                                                                                100.0% - Portag3 Ventures II Carried Interest LP
                                                                                100.0% - Portag3 Ventures II Carried Interest US LP
                                                                                100.0% - Portag3 Ventures Fund II
                                                                100.0% - Portage Ventures III GP Inc.
                                                                                100.0% - Portage Ventures III Carried Interest LP
                                                                                100.0% - Portage Ventures Fund III
                                                                                100.0% - Portage Ventures III International LP
100.0% - Portage Ventures III Investments LP
16.99% - 12835304 Canada Inc.
10.90% - Covey IO Corp.
12.00% - GuarantR, Inc.
                                                                                                11.88% - KikOff Inc.
                                                                                                14.84% - Nesto Inc.
                                                                                                12.77% - HeyMirza Ltd.
                                                                                                13.59% - Listo S.A.S.
                                                                                                  9.80% - Wealthier Pty Ltd.
                                                                                                11.11% - Modular Technologies OU
                                                                                100.0% - Portage Ventures III Access Fund LP
                                                                100.0% - PFTA I GP Inc.
                                                                                100.0% - PFTA I LP
                                                                                100.0% - Sagard PFTA Agregator LP
                                                                50.0% - Diagram Ventures GP Inc.
                                                                                100.0% - Diagram Ventures, LP
                                                                50.0% - Diagram Ventures II GP Inc.
                                                                                100.0% - Diagram Ventures II LP
                                                                50.0% - Diagram Opportunity GP Inc.
                                                                                100.0% - Diagram Opportunity Fund Carried Interest LP
                                                                                100.0% - Diagram Opportunity Fund I LP
                                                                100.0% - Springboard III GP Inc.
                                                                                100.0% - Springboard III LP
                                                100.0% - Sagard Credit Partners Carried Interest GP Inc.
                                                                                                100.0% - Sagard Credit Partners Carried Interest LP
                                                                                100.0% - Sagard Capital Partners GP, Inc.
                                                                                                100.0% - Sagard Capital Partners, L.P.
                                                                                                                96.0% - 1069759 B.C. Unlimited Liability Company
                                                                                                                                91.6% - Integrated Fertility Holding, LLC
                                                                                100.0% - Spadina GP Inc.
                                                                                                100.0% - Spadina Participation LP
                                                                                                100.0% - Spadina LP
                                                                                                                3.77% - Wealthsimple Financial Corp. (2.67% equity)
                                                                                100.0% - Sagard PE Canada GP Inc.
                                                                                                100.0% - Sagard Private Equity Canada LP
                                                                                                                59.0% - SPEC Walter GP Inc.
                                                                                                                                100.0% - SPEC Walter LP
                                                                                36.7% - Sagard USRE Inc.
50.0% - Outremont Technologies Inc. (41.75% economic shares)
100.0% - Outremont Technologies Manager Ltd.
100.0% - Outremont Technologies Special L.P.
100.0% - Outremont Technologies GP Ltd.
100.0% - Sagard USPF Inc
                                63.3% - Sagard USRE Inc.
                                 4.0% - 1069759 B.C. Unlimited Liability Company
                                                50.0% - Peak Achievement Athletics Inc. (42.58% equity)
                                                                                100.0% - 10094439 Canada Inc.
                                                                                100.0% - 10094455 Canada Inc.
                                                                                                100.0% - Limited Partnership Interests in Peak Management Participation LP
                                                                                                100.0% - 1167410 B.C. Unlimited Liability Company
                                                                                                                100.0% - General Partnership Interests in Peak Management Participation LP
                                                                                                                                100.0% - Limited Partnership Interests in Peak Holdings LP
                                                                                                                                100.0% - 1167387 B.C. Unlimited Liability Company
                                                                                                                                                100.0% - General Partnership Interests in Peak Holdings LP
                                                                                                                                                                100.0% - Bauer Hockey Ltd.
                                                                                                                                                                                100.0% - Bauer Hockey AB
                                                                                                                                                                                100.0% - Bauer Hockey GmbH
                                                                                                                                                                                100.0% - Bauer Hockey (Beijing) Trading Limited
                                                                                                                                                                                100.0% - Jacmal BV
100.0% - ProSharp AB (Sweden)
100.0% - ProSharp Inc. (NB, CA)
100.0% - ProSharp Inc. (DE, US)
                                                                                                                                                                100.0% - BCE Acquisitions US, Inc.
                                                                                                                                                                                100.0% - Bauer Innovations US, LLC
                                                                                                                                                                                100.0% - Bauer Hockey LLC
                                                                                                                                                                                100.0% - Cascade Maverik Lacrosse, LLC
                                                                                                                                                                                100.0% - Bauer Hockey Retail, LLC
                                                                                                                                                                                  28.1% - Rawlings Sporting Goods Company Inc.

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Signature of Affiant                                       Date